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                                                                Exhibit 23.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement
Nos. 333-19251, 333-30173, 333-30357, 333-32160 and 333-92384 of FTI Consulting,
Inc on Form S-8 of our report dated August 9, 2002, appearing in this Current Report on Form 8-K/A.


/s/ Deloitte & Touche LLP

Parsippany, New Jersey
October 8, 2002